SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 3, 2006

Strategic Hotels & Resorts, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32223	33-1082757
(Commission File Number)	(I.R.S. Employer Identification No.)

77 West Wacker Drive, Suite 4600, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 658-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Strategic Hotels & Resorts, Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed on August 9, 2006, in order to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K in connection with the Company’s acquisition of a 65% interest in SHC Prague InterContinental B.V. and Subsidiaries, the entity that owns the InterContinental Hotel in Prague, Czech Republic (the “InterContinental Prague Hotel”), which acquisition closed on August 3, 2006.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Filed as Exhibit 99.1 hereto are the audited financial statements as of December 31, 2005 and 2004, for each of the three years in the period ended December 31, 2005 (as filed on pages 114-131 in the Company’s Annual Report on Form 10-K/A (File No. 001-32223) filed on May 8, 2006 and incorporated herein by reference) and the unaudited condensed consolidated financial statements as of June 30, 2006 and for the six months ended June 30, 2006 and 2005 for SHC Prague InterContinental B.V. and Subsidiaries (the entity that owns the InterContinental Prague Hotel).

(b) Pro forma financial information. Filed as Exhibit 99.2 hereto is the pro forma financial information.

(d) Exhibits.

Exhibit No.	Description
23.1	Filed as exhibit 23.2 to the Company’s Annual Report on Form 10-K/A (File No. 001-32223) filed on May 8, 2006 and incorporated herein by reference

99.1	Unaudited condensed consolidated financial statements as of June 30, 2006 and for the six months ended June 30, 2006 and 2005, respectively, for SHC Prague InterContinental B.V. and Subsidiaries (the entity that owns the Intercontinental Prague Hotel)

99.2	Pro forma financial information

(a)    Unaudited pro forma consolidated balance sheet of the Company as of June 30, 2006

(b)    Unaudited pro forma consolidated statement of operations of the Company for the six months ended June 30, 2006

(c)    Unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

October 17, 2006	By:	/s/ Jayson C. Cyr
	Name:	Jayson C. Cyr
	Title:	Senior Vice President, Controller

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